UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            November 14, 2007
Veridien Corporation

(Exact Name of Registrant as Specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation or Organization)

000-25555	59-3020382

(Commission File Number)	(IRS Employer Identification No.)

7600 Bryan Dairy Rd, Ste. F, Largo, Florida	33777-1433

(Address of principal executive offices)	(Zip Code)
(727) 576-1600

(Registrant’s telephone number, including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 PRESS RELEASE

ITEM 7.01 Regulation FD Disclosure
On November 14, 2007 the Registrant issued a news release entitled “Veridien Reports Sales for the First Nine Months of 2007 of $1,609,191 versus $881,694 for Same Period 2006; 2007 Full Year Sales Projected to Be in Excess of $2,500,000 versus 2006 Sales of $1,850,066”, a copy of which is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
ITEM 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1	Press Release issued by the Registrant November 14, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VERIDIEN CORPORATION

Dated: November 15, 2007	By:	/s/ Sheldon C. Fenton
Sheldon C. Fenton
President & Chief Executive Officer

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